EXHIBIT 99.1

April 22, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C.  20549

Commissioners:

We have read the statements made by Motient Corporation (“Motient”) (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of Motient’s Form 8-K report dated April 17, 2003.  We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/PricewaterhouseCoopers LLP